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SUPPLEMENT TO THE PROSPECTUS

United Cash Management, Inc.

The following information supplements and supersedes any contrary information contained in the Prospectus:

At a special meeting of shareholders scheduled for July 24, 1997, shareholders of the Fund will be asked to approve elimination of or changes to certain of the Fund's fundamental investment restrictions. If approved, the current fundamental restrictions regarding remaining maturity of portfolio securities and investment in restricted securities and in securities owned by affiliated persons would be eliminated. Also, if approved, the current fundamental restrictions regarding diversification and loans would be modified.

If the change regarding remaining maturity of portfolio securities is approved, the Fund intends to implement a new non-fundamental, operating policy providing that, in accordance with Rule 2a-7, the Fund may invest in securities with a remaining maturity of not more than 397 calendar days.


To be attached to the cover page of the Prospectus of United Cash Management, Inc. dated October 31, 1996.

This Supplement is dated May 29, 1997.

NUS2010A
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UNITED CASH MANAGEMENT, INC.

             Supplement to the Statement of Additional Information
            Dated October 31, 1996, as Supplemented January 10, 1997


The following information supplements and supersedes any contrary information contained in the Statement of Additional Information:

At a special meeting of shareholders scheduled for July 24, 1997 ("Special Meeting"), shareholders of the Fund will be asked to approve a proposal relating to the modification of the Fund's current fundamental investment restrictions regarding diversification and loans. If approved, the diversification restriction would be revised to provide that the Fund may not:

     With respect to 75% of its total assets, purchase securities of any one issuer (other than cash items and "Government securities" as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), if immediately after and as a result of such purchase, the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets; or buy the securities of companies in any one industry if more than 25% of the Fund's total assets would then be in companies in that industry; U.S. Government Obligations and bank obligations and instruments are not included in this limit (but see "Foreign Obligations and Instruments").

     If this modification is approved, the Fund would continue to remain subject to, and operate in compliance with, the diversification requirements of Rule 2a-7 under the 1940 Act.

If approved, the loan restriction would be revised to provide that the Fund may not:

     Make loans other than certain limited types of loans described herein; the Fund can buy debt securities and other obligations consistent with its goal and its other investment policies and restrictions; it can also lend its portfolio securities (see "Lending Securities" above) or, except as provided above, enter into repurchase agreements (see "Repurchase Agreements" above).


This Supplement is dated May 29, 1997.